UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)    March  1,  2005
                                                       -------------------------

                             Xtreme Companies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Nevada                      000-30914             88-0394012
--------------------------------------------------------------------------------
   (State  or  other  jurisdiction       (Commission           (IRS  Employer
         of  incorporation)              File  Number)      Identification  No.)


   11782  Western  Ave., Unit 18,  Stanton,  California            90680
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's  telephone  number,  including  area  code        (714)  895-0944
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On March 1, 2005, we entered into a Marketing and Distribution Agreement with Marine Holdings, Inc., a Missouri corporation d/b/a Challenger Offshore, and
Ronald DiBartolo and Gailynn DiBartolo, the owners of all of the outstanding shares of common stock of Marine Holdings, Inc.

Pursuant the Marketing and Distribution Agreement, we will administer all marketing and sales efforts and be the exclusive distributor of leisure, fishing and performance boats manufactured by Marine, under the Challenger Offshore name. We will offer our key personnel, resources and capital to Marine to facilitate the sales of Marine's products through dealer networks, industry trade shows, directly selling and other distributors. All purchase orders will flow through us and will be immediately assigned to Marine for fulfillment. Marine will procure all inventory and assume responsibility for the shipping and delivery of all of its products ordered by the purchaser. We will receive a five percent cash commission, based on the total sales price as represented on purchase orders received by us or Marine for all product sales.

We will pay five percent of the total outstanding shares of Xtreme on the closing date to Marine for the right to market, sell and distribute its products upon the terms and subject to the conditions set forth in the Marketing and Distribution Agreement. Furthermore, Marine will offer the option to us to purchase one-hundred percent of the outstanding shares of the Marine shares upon the terms and subject to the conditions set forth in the Marketing and Distribution Agreement.

The description of the transaction contained herein is qualified in its entirety by reference to the Marketing and Distribution Agreement filed as Exhibit 10.1 and incorporated herein by reference.



EXHIBIT  NUMBER    DESCRIPTION
---------------    -----------

10.1 Marketing and Distribution Agreement between the Company and Marine Holdings, Inc. dated March 1, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Xtreme  Companies,  Inc.
                                            ------------------------------------
                                                         (Registrant)

Date    March  4,  2005
    ------------------------------------

                                                     /s/  Kevin  Ryan
                                            ------------------------------------
                                                         (Signature)

                                            Print  Name:  Kevin  Ryan
                                            Title:  Chief  Executive  Officer
                                                    and  Director